Exhibit 10.11

Midtown Partners & Co., LLC 4218 West Linebaugh Avenue Tampa, FL 33624 Phone: 813.885.5744 ♦ Fax: 813.885.5911

November 24, 2009

CONFIDENTIAL

Magnolia Solar, Inc.
52-B Cummings Park
Suite 311
Woburn, MA 01801-2123

Attention:             Ashok K. Sood, Ph.D, Chief Executive Officer
Yash R. Puri, Executive Vice-President

Re:       Amendment to Letter Agreement dated September 22, 2008

Dear Sirs:

Reference is hereby made to a letter agreement by and between Midtown Partners & Co., LLC (“Midtown”) and Magnolia Solar, Inc. (“Magnolia”, collectively the “Parties”) dated September 22, 2008 (the “Agreement”).

The Parties hereby agree to:

1) Extend the Term, as defined in Section 5 of the Agreement, through December 31, 2010.

If the foregoing correctly sets forth our understanding with respect to the proposed amendment to the Agreement, please so confirm by signing and returning one copy of this letter.

MIDTOWN PARTNERS & CO., LLC

By: /s/ Bruce Jordan	Date: November 24, 2009
Bruce Jordan, President

MAGNOLIA SOLAR, INC.

By: /s/ Ashok Sood	Date: November 24, 2009
Ashok K. Sood, Ph.D., CEO